United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

THERMO FISHER SCIENTIFIC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 Wyman Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 622-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 15, 2013, Thermo Fisher Scientific Inc. (“Thermo Fisher”) and Life Technologies Corporation (“Life Technologies”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Thermo Fisher agreed to acquire Life Technologies in an all cash transaction. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on April 15, 2013, Thermo Fisher provided supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. Copies of the presentation and the transcript of the webcast are attached as Exhibit 99.2 and Exhibit 99.3 hereto, respectively, and are incorporated herein by reference.

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Additional Information for Stockholders

In connection with the proposed transaction, Life Technologies intends to file a definitive proxy statement and other relevant materials with the SEC. Before making any voting decision with respect to the proposed transaction, stockholders of Life Technologies are urged to read the proxy statement and other relevant materials because these materials will contain important information about the proposed transaction. The proxy statement and other relevant materials, and any other documents filed by Life Technologies with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com.

Participants in the Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1	Joint Press Release of Thermo Fisher Scientific Inc. and Life Technologies Corporation, dated April 15, 2013

Exhibit 99.2	Investor Presentation, dated April 15, 2013

Exhibit 99.3	Transcript, dated April 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date: April 15, 2013

	By:	/s/ Seth H. Hoogasian
	Name:	Seth H. Hoogasian
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Joint Press Release of Thermo Fisher Scientific Inc. and Life Technologies Corporation, dated April 15, 2013

Exhibit 99.2	Investor Presentation, dated April 15, 2013

Exhibit 99.3	Transcript, dated April 15, 2013